Exhibit 32.1

Certification by the Chief Executive Officer
Relating to a Periodic Report Containing Financial Statements

I, Jeffrey A. Snider, Chief Executive Officer, of PAULA Financial, a Delaware corporation (the “Company”), hereby certify that:

(1) The Company’s periodic report on Form 10-QSB for the period ended September 30, 2005 (the “Form 10-QSB”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The financial statements and disclosures contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

CHIEF EXECUTIVE OFFICER

/s/ Jeffrey A. Snider
Jeffrey A. Snider

Date: November 14, 2005

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